EXHIBIT 12(b)
SECTION 906 CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Nicholas-Applegate Institutional Funds("registrant"), hereby certify, to the best of our knowledge, that the Registrant's Report on Form N-CSR for the period ended 3/31/06 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as applicable, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 14, 2006




/s/ Horacio A. Valeiras

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Horacio A. Valeiras
Title: President (Principal Executive Officer) and Trustee




Date: June 14, 2006



/s/ Chris Siriani

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Chris Siriani
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)


This certification is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for the purpose of Section 18 of the Security Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.